                                                                  CONFORMED COPY


                                 SIXTH AMENDMENT



                  SIXTH AMENDMENT, dated as of September 8, 2000 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of May 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Revlon Consumer Products Corporation (the "Company"), the Borrowing Subsidiaries from time to time parties thereto, the financial institutions from time to time parties thereto (the "Lenders"), the Co-Agents named therein, Citibank, N.A., as Documentation Agent, Lehman Commercial Paper Inc., as Syndication Agent, The Chase Manhattan Bank, as Administrative Agent and Chase Securities Inc., as Arranger.

                              W I T N E S S E T H :

                  WHEREAS, the Company has requested that the Lenders and the Agents amend certain provisions of the Credit Agreement;

                  WHEREAS, the Lenders and the Agents are willing to amend such provisions upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company, the Lenders and the Agents hereby agree as follows:

         1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

         2. Amendment to Subsection 14.6. Subsection 14.6 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(k) thereof, (b) deleting the period at the end of clause (l) and substituting in lieu thereof the following: "; and" and (c) adding at the end thereof the following new clause (m):

              "(m) the sale by the Company or any of its Subsidiaries, including without limitation, RIC, of all of the capital stock of each of Revlon (Malaysia) Sdn. Bhd. and Revlon (Singapore) Pte. Ltd for consideration, including adjustments, not to exceed approximately $500,000, plus the assumption of certain liabilities.".

         3. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company and the Required Lenders, and duly acknowledged and consented to by each Guarantor, Grantor and Pledgor. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         4. Representations and Warranties. The Company, as of the date hereof and after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in Section 11 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

         5. Reference to and Effect on the Credit Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in
Section 3 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provisions of any of the Credit Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

         6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof.

         7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              REVLON CONSUMER PRODUCTS CORPORATION


                              By: /s/ Robert K. Kretzman
                                  --------------------------------------------
                                  Name:
                                  Title:  Senior Vice President

                              DEUTSCHE REVLON GMBH & CO. KG
                              REVLON INTERNATIONAL CORPORATION
                                 (UK Branch)
                              REVLON MANUFACTURING LIMITED
                                 (Australia Branch)
                              REVLON MANUFACTURING (UK) LIMITED
                              EUROPEENNE DE PRODUITS DE BEAUTE
                              REVLON NEDERLAND B.V.
                              REVLON K.K.
                              REVLON CANADA, INC.
                              REVLON (HONG KONG) LIMITED
                              EUROPEAN BEAUTY PRODUCTS S.P.A., as Local
                              Subsidiaries


                              By: /s/ Robert K. Kretzman
                                  --------------------------------------------
                                  Name:
                                  Title:  Authorized Representative

                              THE CHASE MANHATTAN BANK, as Administrative Agent and as a Lender


                              By: /s/ Neil R. Boylan
                                  --------------------------------------------
                                  Name:
                                  Title:  Managing Director

                              CHASE SECURITIES INC., as Arranger


                              By: /s/ Douglas Traver
                                  --------------------------------------------
                                  Name:
                                  Title:  Managing Director

                              CITIBANK, N.A., as
                              Documentation Agent, as a Local Fronting Lender in each of Hong Kong, the Netherlands and Italy and as a Lender


                              By: /s/ Susan McManigal
                                  --------------------------------------------
                                  Name:
                                  Title:  Vice President

                               CITIBANK LIMITED, as a Local Fronting Lender in Australia



                              By: /s/ Susan McManigal
                                  --------------------------------------------
                                  Name:
                                  Title:  Vice President

                              LEHMAN COMMERCIAL PAPER INC., as Syndication Agent and as a Lender



                              By: /s/ Michele Swanson
                                  --------------------------------------------
                                  Name:
                                  Title:   Authorized Signatory

                              SYNDICATED LOAN FUNDING TRUST,

                              By: LEHMAN COMMERCIAL PAPER INC., not its individual capacity but solely as Asset Manager

                              By: /s/ Michele Swanson
                                  --------------------------------------------
                                  Name:
                                  Title:   Authorized Signatory

                              ABN AMRO BANK N.V., as a Local Fronting Lender in the Federal Republic of Germany


                              By:
                                  --------------------------------------------
                                     Name:
                                     Title:

                              By:
                                  --------------------------------------------
                                     Name:
                                     Title:

                              ABN AMRO BANK N.V., New York Branch


                              By:  /s/ Dean P. Giglio
                                  --------------------------------------------
                                  Name:
                                  Title:  Vice President


                              By:  /s/ Richard Schrage
                                  --------------------------------------------
                                  Name:
                                  Title:  Vice President

                           FLEET NATIONAL BANK (formerly known as
                           BANKBOSTON, N.A.), as a Local Fronting Lender in the United Kingdom, as a Co-Agent and as a Lender


                            By:  /s/ C.B. Moore
                               --------------------------------------------
                               Name:
                               Title:  Vice President


                           NATEXIS BANQUE BFCE (formerly known as BANQUE FRANCAISE DU COMMERCE EXTERIEUR), as a Local Fronting Lender in France, as a Co-Agent and as a Lender


                           By:
                               --------------------------------------------
                               Name:
                               Title:

                           By:
                               --------------------------------------------
                               Name:
                               Title:


                           THE SANWA BANK LTD., as a Local Fronting Lender in Japan


                           By:
                               --------------------------------------------
                               Name:
                               Title:


                           THE SANWA BANK, LIMITED, NEW YORK BRANCH


                           By:
                               --------------------------------------------
                               Name:
                               Title:


                           ALLIED IRISH BANK PLC, Cayman Islands Branch


                           By:  /s/ W.J. Strickland
                               --------------------------------------------
                               Name:
                               Title::  Executive Vice President

                           By:  /s/ Germaine Reusch
                               --------------------------------------------
                               Name:
                               Title:  Vice President

                              BANK OF AMERICA, N.A., as a Co-Agent and as a Lender

                             By:  /s/ Robert Klawinski
                               --------------------------------------------
                               Name:
                               Title:  Managing Director

                             BANK OF AMERICA, N.A. (formerly known as
                             NATIONSBANK, N.A.)


                             By:  /s/ Robert Klawinski
                               --------------------------------------------
                               Name:
                               Title:  Managing Director

                             THE BANK OF NEW YORK


                             By:   /s/ James J. Ducex
                               --------------------------------------------
                               Name:
                               Title:  Vice President

                             BARCLAYS BANK PLC


                             By:  /s/ Edward G. Hamway, Jr
                               --------------------------------------------
                               Name:
                               Title:  Director



                             CERES FINANCE LTD.

                             By:      INVESCO SENIOR SECURED
                                      MANAGEMENT, INC.,
                                      as Sub-Managing Agent

                             By:
                               --------------------------------------------
                               Name:
                               Title:




                             MEDICAL LIABILITY MUTUAL INSURANCE COMPANY

                             By:      INVESCO SENIOR SECURED
                                      MANAGEMENT, INC.,
                                      as Investment Manager


                             By:
                               --------------------------------------------
                               Name:
                               Title:

                           STRATA FUNDING LTD.

                           By:      INVESCO SENIOR SECURED
                                    MANAGEMENT, INC.,
                                    as Sub-Managing Agent


                           By:
                               --------------------------------------------
                               Name:
                               Title:

                           CREDIT AGRICOLE INDOSUEZ


                           By:  /s/ Ren's LeBlanc
                               --------------------------------------------
                               Name:
                               Title:  Vice President Senior Relations
                           Manager

                           By:  /s/ Michael Fought
                               --------------------------------------------
                               Name:
                               Title:  Vice President

                           CREDIT LYONNAIS, New York Branch


                           By:
                               --------------------------------------------
                               Name:
                               Title:


                           CREDIT SUISSE FIRST BOSTON, as a Co-Agent and as a Lender


                           By:  /s/ Joel Glodowski
                             --------------------------------------------
                             Name:
                             Title:  Managing Director

                           By:  /s/ Vitaly G. Butenko
                             --------------------------------------------
                             Name:
                             Title:  Asst. Vice President

                           EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                           By: EATON VANCE MANAGEMENT,
                               as Investment Manager


                           By:  /s/ Scott H. Page
                             --------------------------------------------
                             Name:
                             Title:  Vice President

                         SENIOR DEBT PORTFOLIO

                         By:      BOSTON MANAGEMENT AND RESEARCH, as
                                  Investment Advisor


                         By:  /s/ Scott H. Page
                               --------------------------------------------
                               Name:
                               Title:  Vice President

                         THE FUJI BANK, LIMITED, New York Branch, as a Co-Agent and as a Lender


                         By:
                               --------------------------------------------
                               Name:
                               Title:

                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Co-Agent and as a Lender


                         By:
                               --------------------------------------------
                               Name:
                               Title:

                         MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                         By:  /s/ Anthony Heyman
                               --------------------------------------------
                               Name:
                               Title:  Authorized Signatory

                         THE MITSUBISHI TRUST AND BANKING CORPORATION


                         By:
                               --------------------------------------------
                               Name:
                               Title:

                         PARIBAS


                         By:
                               --------------------------------------------
                               Name:
                               Title:


                         By:
                               --------------------------------------------
                               Name:
                               Title:

                         ROYAL BANK OF CANADA


                         By:  /s/ Lori Ross
                             ----------------------------------------------
                               Name:
                               Title:  Manager

                         U.S. BANK NATIONAL ASSOCIATION, as a Co-Agent and as a Lender


                         By:  /s/ Elliot Jaffee
                             ----------------------------------------------
                               Name:
                               Title:  Senior Vice President

                         VAN KAMPEN CLO I, LIMITED

                         By:  VAN KAMPEN MANAGEMENT INC., as Collateral
                                  Manager


                         By:  /s/ Brian Buscher
                            -----------------------------------------------
                               Name:
                               Title:  Manager

                         VAN KAMPEN PRIME RATE INCOME TRUST

                         By:  VAN KAMPEN INVESTMENT ADVISORY CORP.


                         By:  /s/ Brian Buscher
                               --------------------------------------------
                               Name:
                               Title:  Manager

                          ACKNOWLEDGEMENT AND CONSENT

                                                  Dated as of September 8, 2000



     Each of the undersigned (in its capacity as a Guarantor, Grantor and/or Pledgor, as the case may be, under the Security Documents to which it is a party) does hereby (a) consent, acknowledge and agree to the transactions described in the foregoing Sixth Amendment and (b) after giving effect to such Sixth Amendment, (i) confirms, reaffirms and restates the representations and warranties made by it in each Credit Document to which it is a party, (ii) ratifies and confirms each Security Document to which it is a party and (iii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Credit Documents shall be deemed to be a reference to the Credit Agreement after giving effect to such Sixth Amendment.


ALMAY, INC.
CARRINGTON PARFUMS LTD.
CHARLES OF THE RITZ GROUP LTD.
CHARLES REVSON INC.
COSMETICS & MORE INC.
COSMETIQUES HOLDINGS, INC.
NEW ESSENTIALS LIMITED
NORELL PERFUMES, INC.
NORTH AMERICA REVSALE INC.
OXFORD PROPERTIES CO.
PACIFIC FINANCE & DEVELOPMENT CORP.
PPI TWO CORPORATION
PPI FOUR CORPORATION
PRESTIGE FRAGRANCES, LTD.


REVLON CONSUMER CORP.
REVLON CONSUMER PRODUCTS CORPORATION
REVLON GOVERNMENT SALES, INC.
REVLON HOLDINGS INC.
REVLON, INC.
REVLON INTERNATIONAL CORPORATION
REVLON PRODUCTS CORP.
REVLON REAL ESTATE CORPORATION
RIROS CORPORATION
RIROS GROUP INC.
RIT INC.
VISAGE BEAUTE COSMETICS, INC.


By:  /s/ Robert K. Kretzman
     --------------------------------------------
     Name:
     Title::  Vice President